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                                                                 EXHIBIT 10.29.1

           OMNIBUS CONSENT AND AMENDMENT TO SECURITYHOLDERS AGREEMENT,
          REGISTRATION RIGHTS AGREEMENT, SENIOR MANAGEMENT AGREEMENTS
                          AND UNIT PURCHASE AGREEMENT

         This Omnibus Consent and Amendment to Securityholders Agreement, Registration Rights Agreement, Senior Management Agreements and Unit Purchase Agreement (this "CONSENT AND AMENDMENT"), dated as of July 6, 2004, is entered into by and among Prestige Brands International Holdings, LLC (f/k/a Medtech/Denorex, LLC), a Delaware limited liability company (the "COMPANY"), Prestige Brands, Inc., a Delaware corporation ("EMPLOYER"), GTCR Fund VIII, L.P., a Delaware limited partnership ("GTCR FUND VIII"), GTCR Fund VIII/B, L.P., a Delaware limited partnership ("GTCR FUND VIII/B"), GTCR Co-Invest II, L.P., a Delaware limited partnership ("GTCR CO-INVEST" and together with GTCR Fund VIII and GTCR Fund VIII/B, the "GTCR PURCHASERS"), GTCR Capital Partners, L.P., a Delaware limited partnership ("GTCR CAPITAL PARTNERS" and together with the GTCR Purchasers, the "GTCR Investors"), each of TCW/Crescent Mezzanine Partners III, L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust III, a Delaware business trust, and TCW/Crescent Mezzanine Partners III Netherlands, L.P., a Delaware limited partnership (collectively, the "TCW/CRESCENT PURCHASERS"), Prestige Preferred Holdings, LLC, a Delaware limited liability company ("HOLDINGS"), Peter C. Mann, Peter J. Anderson, Gerard F. Butler, Michael A. Fink, Eric M. Millar, David Talbert and Steven Kornhauser (collectively, the "MANAGEMENT INVESTORS").

         WHEREAS, on February 6, 2004, the Company indirectly acquired all of the outstanding shares of capital stock of Medtech Holdings, Inc., a Delaware corporation, and The Denorex Company, a Delaware corporation, and on April 6, 2004, the Company indirectly acquired all of the outstanding shares of capital stock of Bonita Bay Holdings, Inc., a Virginia corporation and ultimate parent of Prestige Brands International, Inc. (collectively, the "MEDTECH AND PRESTIGE TRANSACTIONS");

         WHEREAS, pursuant to certain Transaction Documents (as defined below), in connection with the consummation of the Medtech and Prestige Transactions, the Company issued Class B Preferred Units of the Company ("COMPANY CLASS B PREFERRED UNITS") to the GTCR Investors, the TCW/Crescent Purchasers and the Management Investors (each, a "UNITHOLDER" and, collectively, the "UNITHOLDERS") and entered into a number of the Transaction Documents for the purpose, among others, of setting forth certain of the rights and obligations of certain of the Unitholders in their capacity as a member and securityholder of the Company;

         WHEREAS, each Unitholder desires to contribute (the "CONTRIBUTION") to Holdings all of such Unitholder's Company Class B Preferred Units in exchange for Class B Preferred Units of Holdings ("HOLDINGS CLASS B PREFERRED UNITS"), on the terms and conditions set forth in the Limited Liability Company Agreement of Holdings, dated as of the date hereof (the "HOLDINGS LLC AGREEMENT");

         WHEREAS, the undersigned, in order to facilitate the Contribution (among other reasons), have agreed to amend the Transaction Documents in the manner set forth below; and

         WHEREAS, the undersigned desire to make certain other acknowledgments with respect to the Transaction Documents and to acknowledge and reaffirm the other terms and provisions of the Transactions Documents.

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         NOW, THEREFORE, the undersigned, intending to be legally bound, hereby agree as follows:

1.       Reference is hereby made to the following agreements:

         A. Each Senior Management Agreement, dated as of February 6, 2004 (as amended by a First Amendment and Acknowledgment to Senior Management Agreement, dated as of March 5, 2004, and a Second Amendment and Acknowledgment to Senior Management Agreement, dated as of April 6, 2004), by and among the Company, Employer and, as the case may be, Peter C. Mann, Peter J. Anderson, Gerard F. Butler or Michael A. Fink (collectively, the "INITIAL SENIOR MANAGEMENT AGREEMENTS");

         B. The Senior Management Agreement, dated as of March 17, 2004 (as amended by a First Amendment and Acknowledgment to Senior Management Agreement, dated as of April 6, 2004), by and among the Company, Employer and Eric M. Millar (the "MILLAR SENIOR MANAGEMENT AGREEMENT");

         C. The Senior Management Agreement (Co-Investment: Cash), dated as of April 6, 2004, by and among the Company and Steven Kornhauser (the "KORNHAUSER CASH SENIOR MANAGEMENT AGREEMENT");

         D. The Senior Management Agreement (Co-Investment: Rollover), dated as of April 6, 2004, by and among the Company and Steven Kornhauser (the "KORNHAUSER ROLLOVER SENIOR MANAGEMENT AGREEMENT");

         E. The Senior Management Agreement (Co-Investment: Rollover), dated as of April 6, 2004, by and among the Company and David Talbert (the "TALBERT ROLLOVER SENIOR MANAGEMENT AGREEMENT" and, together with the Initial Senior Management Agreements, the Millar Senior Management Agreement, the Kornhauser Cash Senior Management Agreement and the Kornhauser Rollover Senior Management Agreement, the "SENIOR MANAGEMENT AGREEMENTS");

         F. The Unit Purchase Agreement, dated as of February 6, 2004 (as amended by a First Amendment, Acknowledgment and Supplement to Unit Purchase Agreement, dated as of April 6, 2004, and a Second Amendment, Acknowledgment and Supplement to Unit Purchase Agreement, dated as of April 6, 2004), among the GTCR Investors, the TCW/Crescent Purchasers and the Company (the "GTCR PURCHASE AGREEMENT");

         G. The Securityholders Agreement, dated as of February 6, 2004 (as amended by a First Amendment and Acknowledgment to Securityholders Agreement, dated as of April 6, 2004), by and among the Company and certain of its securityholders (the "SECURITYHOLDERS AGREEMENT"); and

         H. The Registration Rights Agreement, dated as of February 6, 2004 (as amended by a First Amendment and Acknowledgment to Registration Rights Agreement, dated as of April 6, 2004), by and among the Company and certain of its

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                  securityholders (the "REGISTRATION AGREEMENT" and, together with each of the agreements referenced above, the "TRANSACTION DOCUMENTS").

2. Each of the undersigned acknowledges and agrees that he, she or it has received a copy of each of the Transaction Documents (excluding, with respect to any Management Investor, any Senior Management Agreement that does not pertain to such Management Investor) and the Holdings LLC Agreement and that such party has had ample opportunity to review each such document or retain counsel to review each such document and to ask questions and receive answers concerning the terms and conditions of the Transaction Documents and the Holdings LLC Agreement, as well as this Consent and Amendment. Each of the undersigned acknowledges and agrees that this Consent and Amendment, the Transaction Documents and the Holdings LLC Agreement are interrelated and, when taken together, determine significant rights and obligations of the undersigned with respect to his, her or its status as a member and securityholder of the Company and Holdings (with respect to both the Medtech and Prestige Transactions and subsequent transactions).

3. Each of the undersigned acknowledges that he, she or it understands the effects of the amendments to the Transaction Documents implemented by this Consent and Amendment and hereby consents to each such amendment and the formation of Holdings (including, without limitation, the Contribution), and hereby waives any rights he, she or it may otherwise have under any of the Transaction Documents with respect to such transactions. The foregoing consent and waiver is expressly limited as follows: (a) such consent is limited solely to the amendments to the Transaction Documents described herein and the formation of Holdings (including, without limitation, the Contribution) pursuant to the terms and conditions hereof and the Holdings LLC Agreement, as in effect on the date hereof, and (b) such consent is a limited one-time consent, and nothing contained herein shall obligate any of the undersigned to grant any additional or future consent or waiver with respect to any term or condition of any Transaction Document.

4. Each of the undersigned acknowledges and agrees that each of the Transaction Documents (other than the GTCR Purchase Agreement) is hereby amended such that each reference therein to Company Class B Preferred Units shall instead be a reference to Holdings Class B Preferred Units issued pursuant to the Holdings LLC Agreement.

5. Each of the undersigned hereby acknowledges and agrees that, for purposes of Sections 3 and 4 only of the GTCR Purchase Agreement, the definitions of "Investor Preferred," "Majority Holders," "Restricted Securities" and "Securities" are hereby amended such that each reference therein to Company Class B Preferred Units shall instead be a reference to Holdings Class B Preferred Units issued pursuant to the Holdings LLC Agreement.

6. Each of the undersigned hereby acknowledges and agrees that Section 3.C. of the GTCR Purchase Agreement (Restrictions) is hereby supplemented such that Holdings shall not, without the prior written consent of the Majority Holders, take any action with respect to itself that the Company is prohibited from taking with respect to itself pursuant to the terms of Section 3.C. of the GTCR Purchase Agreement.



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7.       This Consent and Amendment may be executed in any number of counterparts (including by means of facsimiled signature pages), which shall together constitute one and the same instrument.

                                   * * * * * *


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         IN WITNESS WHEREOF, the parties hereto have executed this Consent and
Amendment on the date first written above.

                                PRESTIGE INTERNATIONAL HOLDINGS, LLC

                                By:      /s/ PETER C. MANN
                                         ----------------------------------
                                Name:    PETER C. MANN
                                Title:   CHIEF EXECUTIVE OFFICER


                                PRESTIGE BRANDS, INC.

                                By:      /s/ PETER C. MANN
                                         ----------------------------------
                                Name:    PETER C. MANN
                                Title:   CHIEF EXECUTIVE OFFICER


                                GTCR FUND VIII, L.P.

                                By:      GTCR Partners VIII, L.P.
                                Its:     General Partner

                                By:      GTCR Golder Rauner II, L.L.C.
                                Its:     General Partner


                                By:      /s/ DAVID A. DONNINI
                                         ----------------------------------
                                Name:    David A. Donnini
                                Its:     Principal


                                GTCR FUND VIII/B, L.P.

                                By:      GTCR Partners VIII, L.P.
                                Its:     General Partner

                                By:      GTCR Golder Rauner II, L.L.C.
                                Its:     General Partner


                                By:      /s/ DAVID A. DONNINI
                                         ----------------------------------
                                Name:    David A. Donnini
                                Its:     Principal


  SIGNATURE PAGE TO OMNIBUS CONSENT AND AMENDMENT TO SECURITYHOLDERS AGREEMENT,
          REGISTRATION RIGHTS AGREEMENT, SENIOR MANAGEMENT AGREEMENTS
                          AND UNIT PURCHASE AGREEMENT

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                                GTCR CO-INVEST II, L.P.

                                By:      GTCR Golder Rauner II, L.L.C.
                                Its:     General Partner


                                By:      /s/ DAVID A. DONNINI
                                         ----------------------------------
                                Name:    David A. Donnini
                                Its:     Principal


                                GTCR CAPITAL PARTNERS, L.P.

                                By:      GTCR Mezzanine Partners, L.P.
                                Its:     General Partner

                                By:      GTCR Partners VI, L.P.
                                Its:     General Partner

                                By:      GTCR Golder Rauner, L.L.C.
                                Its:     General Partner

                                By:      /s/ DAVID A. DONNINI
                                         ----------------------------------
                                Name:    David A. Donnini
                                Its:     Principal


                                TCW/CRESCENT MEZZANINE PARTNERS III, L.P.
                                TCW/CRESCENT MEZZANINE TRUST III
                                TCW/CRESCENT MEZZANINE PARTNERS III
                                NETHERLANDS, L.P.

                                By:      TCW/Crescent Mezzanine
                                         Management III, L.L.C.,
                                         its Investment Manager

                                By:      TCW Asset Management Company,
                                         its Sub-Advisor


                                By:      /s/ TIMOTHY P. COSTELLO
                                         ----------------------------------
                                Name:    Timothy P. Costello
                                Title:   Managing Director


  SIGNATURE PAGE TO OMNIBUS CONSENT AND AMENDMENT TO SECURITYHOLDERS AGREEMENT,
          REGISTRATION RIGHTS AGREEMENT, SENIOR MANAGEMENT AGREEMENTS
                          AND UNIT PURCHASE AGREEMENT

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                                PRESTIGE PREFERRED HOLDINGS, LLC

                                By:      /s/ PETER C. MANN
                                         ----------------------------------
                                Name:    PETER C. MANN
                                Title:   CHIEF EXECUTIVE OFFICER


                                         /s/ PETER C. MANN
                                         ----------------------------------
                                         Peter C. Mann


                                         /s/ PETER J. ANDERSON
                                         ----------------------------------
                                         Peter J. Anderson


                                         /s/ MICHAEL A. FINK
                                         ----------------------------------
                                         Michael A. Fink


                                         /s/ GERARD F. BUTLER
                                         ----------------------------------
                                         Gerard F. Butler


                                         /s/ ERIC M. MILLAR
                                         ----------------------------------
                                         Eric M. Millar


                                         /s/ DAVID TALBERT
                                         ----------------------------------
                                         David Talbert


                                         /s/ STEVEN KORNHAUSER
                                         ----------------------------------
                                         Steven Kornhauser


  SIGNATURE PAGE TO OMNIBUS CONSENT AND AMENDMENT TO SECURITYHOLDERS AGREEMENT,
          REGISTRATION RIGHTS AGREEMENT, SENIOR MANAGEMENT AGREEMENTS
                          AND UNIT PURCHASE AGREEMENT